UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2010

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Suite A, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01

Regulation FD Disclosure

On January 27, 2010, the Chairman of Guardian Technologies International, Inc. (the “Company”), issued a letter to the shareholders (the “Shareholder Letter”) to outline the status of the Company, its business plan and related matters. A copy of the Shareholder Letter is furnished as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

The information, including without limitation all “forward looking statements,” contained in the Shareholder Letter speaks only as of January 27, 2010.

The information set forth in this Item 7.01 and the Shareholder Letter attached hereto as Exhibit 99.1 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Shareholder Letter contains, and representatives of the Company made, statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact included in the shareholder letter including, without limitation, statements regarding the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditure, and plans and objectives of management for future operations, are forward looking statements.  In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimates,” “anticipate,” “believe,” “should,” or “plans” or the negative thereof or variations thereon or similar terminology.  The Company cannot provide any assurance that such expectations will prove to have been correct.  Certain factor, including those factors set forth in the Company’s Securities and Exchange Commission filings, could cause actual results to differ materially from the Company’s expectations.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

99.1

Shareholder Letter dated January 27, 2010, furnished herewith and incorporated herein by reference thereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: January 27, 2010	By: /s/ Michael W. Trudnak Chief Executive Officer

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